                                                                   EXHIBIT 10.22



                                AMENDMENT NO. 2
                                     to the
                         REGISTRATION RIGHTS AGREEMENT
                        dated as of May 16, 2001 between
                         NEXT LEVEL COMMUNICATIONS, INC
                                      and
                                 MOTOROLA, INC

        This AMENDMENT NO. 2, dated as of December 11, 2001, is entered into in respect of the Registration Rights Agreement dated as of May 16, 2001, as amended by Amendment No. 1 dated as of October 24, 2001 (the "Registration Rights Agreement") between NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation ("Next Level") and MOTOROLA, INC., a Delaware corporation ("Motorola").

        WHEREAS, in connection with Amendment No. 4 dated concurrently herewith to the Credit Agreement dated as of May 16, 2001, by and between Next Level and Motorola (the "Credit Agreement"), Next Level has granted to Motorola warrants to purchase Two Million Five Hundred Thousand (2,500,000) shares of Common Stock, par value $0.01 per share, of Next Level (as further defined herein, the "Common Stock") subject to the terms and conditions set forth therein.

        In connection therewith, Next Level and Motorola hereby agree to amend the Registration Rights Agreement as follows:

                                    Section 1
                                   Definitions

        Except as otherwise provided herein, terms defined in the Registration Rights Agreement are used herein as defined there.

                                    Section 2
                                   Amendments

        2.1 The second paragraph of the recitals to the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

               WHEREAS, in connection with the Credit Agreement dated as of May 16, 2001, by and between Next Level and Motorola (the "Credit Agreement"), Next Level has granted to Motorola warrants to purchase Seven Million Five Hundred Thousand (7,500,000) shares of Common Stock, par value $0.01 per share, of Next Level (as further defined herein, the "Common Stock") subject to the terms and conditions set forth therein; and

               WHEREAS, in connection with Motorola's guarantee (the "Motorola Guarantee") of Next Level's obligation to the Northwestern Mutual Life Insurance Company, which obligation was incurred by Next Level in connection with a Twenty Million Dollar ($20,000,000) real estate financing, Next Level has granted to Motorola warrants to purchase an additional Four Hundred Thousand (400,000) shares of the Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein; and



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               WHEREAS, in connection with Amendment No. 4 dated as of December
               11, 2001 to the Credit Agreement dated as of May 16, 2001, by and between Next Level and Motorola (as amended from time to time, the "Credit Agreement"), Next Level has granted to Motorola warrants to purchase Two Million Five Hundred Thousand (2,500,000) shares of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein (such warrants, together with the warrants previously issued pursuant to the Credit Agreement, are referred to collectively, as the "Warrants," as such term is further defined below);

        2.2 The definition of "Common Stock" in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

               ""Common Stock" means the Common Stock of Next Level or any other class of Next Level stock for which the Convertible Promissory Note or the Warrants become exercisable or convertible, but excluding, in the case of securities issued at the time of the next round of financing as described in the Convertible Promissory Note, any securities other than Common Stock of Next Level."

        2.3 There is hereby added to Section 1.1 of the Registration Rights Agreement the following definition in its correct alphabetical order:

               ""Convertible Promissory Note" means the Promissory Note dated as of December 11, 2001, representing loans of up to $20,000,000 and containing provisions allowing the conversion of the debt represented thereby into Common Stock or other Next Level securities on the terms contained therein."

        2.4 The definition of "Holder" in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

               ""Holder" means the holder of any Registrable Security or of a Warrant or of the Convertible Promissory Note."

        2.5 The first sentence of the definition of "Registrable Securities" in
Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows: "Registrable Securities" shall mean, collectively, any shares or other securities issued or issuable upon exercise of the Warrants, conversion of the Convertible Promissory Note, or in exchange for or in respect of any such securities, but excluding, in the case of securities issued at the time of the next round of financing as described in the Convertible Promissory Note, any securities other than Common Stock of Next Level."

        2.6 Section 2.1(a)(ii) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows: "the Holders may collectively exercise their rights under this Section 2.1 on not more than five
(5) occasions."

                                    Section 3
                                  Miscellaneous

        Except as expressly herein provided, the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by



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signing any such counterpart. This Amendment No. 2 may be executed and delivered by facsimile. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

                                          NEXT LEVEL COMMUNICATIONS, INC.


                                          By:/s/ Next Level Communications, Inc.
                                             -----------------------------------

                                             Name:
                                                   -----------------------------

                                             Title: Senior Vice President
                                                   -----------------------------



                                          MOTOROLA, INC.


                                          By: /s/ Motorola, Inc.
                                             -----------------------------------

                                             Name:
                                                   -----------------------------

                                               Title: Senior Vice President
                                                     ---------------------------



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